UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On April 21, 2016, the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of World Wrestling Entertainment, Inc. (the “Company”) was held, at which the Company’s stockholders approved the 2016 Omnibus Incentive Plan (the “Omnibus Plan”). A description of the material terms and conditions of the Omnibus Plan is provided under the heading "PROPOSAL 2 - APPROVAL OF WORLD WRESTLING ENTERTAINMENT, INC. 2016 OMNIBUS INCENTIVE PLAN " starting on page 35 of the Company's Proxy Statement filed with the Securities and Exchange Commission on March 11, 2016, which description is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

(a) and (b)  Of the 451,143,874 votes in respect of shares outstanding and entitled to vote at the Annual Meeting, 442,785,443 votes were represented at the meeting, or approximately a 98.14% quorum.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

•	Elected the following ten individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2017 and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes

Vincent K. McMahon	437,537,718	109,774	5,137,951
Stephanie McMahon	437,204,774	442,718	5,137,951
Paul Levesque	437,202,835	444,657	5,137,951
Stuart U. Goldfarb	437,581,794	65,698	5,137,951
Patricia A. Gottesman	437,550,770	96,722	5,137,951
Laureen Ong	437,586,439	61,053	5,137,951
Joseph H. Perkins	437,576,969	70,523	5,137,951
Robyn W. Peterson	437,582,334	65,158	5,137,951
Frank A. Riddick, III	437,582,576	64,916	5,137,951
Jeffrey R. Speed	437,585,126	62,366	5,137,951

Proposal 2 – Approval of the Company’s 2016 Omnibus Incentive Plan.

•	Approved the Company’s 2016 Omnibus Incentive Plan.

For	Against	Abstentions	Broker Non Votes

436,054,992	1,529,269	63,231	5,137,951

Proposal 3 – Approval of Amendment to the Amended and Restated Certificate of Incorporation.

•	Approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation to allow Directors to be removed by the stockholders with or without cause.

For	Against	Abstentions	Broker Non Votes

442,364,439	163,619	257,385	0

Proposal 4 – Ratification of Appointment of Independent Auditors

•

Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2016.  There were 442,639,111 votes for the ratification of the appointment, 103,361 votes against the ratification of the appointment, and 42,971 abstentions.

Proposal 5 – Advisory Vote on Executive Compensation

•

In an advisory vote, approved the compensation paid to the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

For	Against	Abstentions	Broker Non Votes

436,185,163	1,390,934	71,395	5,137,951

Item 9.01Financial Statements and Exhibits

3.1B	Amendment to Amended and Restated Certificate of Incorporation (incorporated by reference to Annex B to the Proxy Statement filed March 11, 2016).

10.16*	World Wrestling Entertainment, Inc. 2016 Omnibus Incentive Plan (incorporated by reference to Annex A to the Proxy Statement filed March 11, 2016).

10.16A*	Form of Performance Stock Units to the Company’s executive officers under the Company’s 2016 Omnibus Incentive Plan (filed herewith).

10.16B*	Form of Restricted Stock Units to the Company’s executive officers under the Company’s 2016 Omnibus Incentive Plan (filed herewith).

*  Indicated management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	April 21, 2016	By:	/s/ JAMES W. LANGHAM
James W. Langham
SVP, Assistant General Counsel